                                                                      EXHIBIT 21
                                     ALABAMA

Alabama-Tennessee Health Network, Inc.
Four Rivers Medical Center PHO, Inc.
Galen Medical Corporation
Selma Medical Center Hospital, Inc.


                                     ALASKA

Chugach Physical Therapy, Inc.
         Chugach Physical Therapy & Fitness Center
Columbia Behavioral Healthcare, Inc.
Columbia North Alaska Healthcare, Inc.


                                    ARKANSAS

Central Arkansas Provider Network, Inc.
Columbia Health System of Arkansas, Inc.


                                     BERMUDA

Parthenon Insurance Company, Limited

                                   CALIFORNIA

Birthing Facility of Beverly Hills, Inc.
C.H.L.H., Inc.
CFC Investments, Inc.
CH Systems
Chino Community Hospital Corporation, Inc.
Columbia ASC Management, L.P.
Columbia Fallbrook, Inc.
Columbia Riverside, Inc.
Columbia/HCA San Clemente, Inc.
Community Hospital of Gardena Corporation, Inc.
Encino Hospital Corporation, Inc.
Far West Division, Inc.
Galen-Soch, Inc.
HCA Allied Health Services of San Diego, Inc.
HCA Health Services of California, Inc.
HCA Hospital Services of San Diego, Inc.
Healdsburg General Hospital, Inc.
Kingsbury Capital Partners, L.P.
Kingsbury Capital Partners, L.P., II
Las Encinas Hospital
         Las Encinas Hospital
L E Corporation
         The Oaks Retirement Center
Los Gatos Surgical Center, a California Limited Partnership
         Los Gatos Surgical Center

Los Robles Regional Medical Center
         Los Robles Regional Medical Center
Los Robles Surgicenter
MCA Investment Company
Mission Bay Memorial Hospital, Inc.
Neuro Affiliates Company
Psychiatric Company of California, Inc.
Riverside Healthcare System, LLC
         Riverside Community Hospital
         Riverside Community Surgi-Center
Riverside Holdings, Inc.
Riverside Surgicenter, L.P.
San Joaquin Surgical Center, Inc.
San Jose Healthcare System, Inc.
Southwest Surgical Clinic, Inc.
Surgery Center Management, Ltd.
Surgicare of Beverly Hills, Inc.
Surgicare of Los Gatos, Inc.
Surgicare of Montebello, Inc.
Surgicare of Riverside, LLC
Surgicare of West Hills, Inc.
Ukiah Hospital Corporation
Visalia Community Hospital, Inc.
VMC Management, Inc.
VMC-GP, Inc.
West Hills Hospital
         West Hills Hospital & Medical Center
West Hills Surgical Center, Ltd.
         West Hills Surgical Center
West Los Angeles Physicians' Hospital, Inc.
Westminster Community Hospital
Westside Hospital Limited Partnership


                                    COLORADO

Bethesda Psychealth Ventures, Inc.
Breckenridge Medical Center, LLC
Centrum Surgery Center, Ltd.
         Centrum Surgery Center
Colorado Health Systems, Inc.
Colorado Healthcare Management, LLC
Columbia Continental Division, Inc.
Columbine Psychiatric Center, Inc.
Conifer MOB, LLC
Denver Mid-Town Surgery Center, Ltd.
         Midtown Surgical Center
Diagnostic Mammography Services, G.P.
         Mammography Center of Castle Rock
Galen of Aurora, Inc.
HCA-HealthONE, LLC
         Advanced Center for Spinal Microsurgery
         Air Life
         Arapahoe Medical Plaza
         Aurora Trauma Service
         Belmar Multispecialty

         CallONE
         Cardiology Imaging Group
         Centennial Athletic Club
         Centennial Medical Plaza
         Centennial Medical Plaza Travel Care
         Centennial Medical Plaza Travel Care Immunization Clinic
         Center for Eating Management
         Colorado Care Manor
         Esophogeal and Pelvic Floor Center
         HealthONE Emergency Services
         HealthONE for Children
         HealthONE Progressive Care Center
         HealthONE Senior Health Care Center
         HealthONE for Children Institute
         HeartONE for Children Institute
         High Street Primary Care Center
         KidZ Care
         Lifelong Choices
         Medical Business Access
         Midtown Surgical Center
         North Suburban Medical Center
         Patient Care 2000
         Peak Performance in the Workplace
         Positive Lifestyles
         Presbyterian/St. Luke's Medical Center
         Presbyterian/St. Luke's Mother and Child Hospital
         PresExpress
         PREStaurant
         P/SL Blood Donor Center
         P/SL Bone Marrow Transplant Program
         P/SL Cardiac Emergency Network
         P/SL Community Health Network
         P/SL Community Health Services
         P/SL Heart-Lung Transplant Program
         P/SL Hyperbaric Oxygen Medicine
         P/SL Kidney-Pancreas Transplant Program
         P/SL Magnetic Resonance Imaging
         P/SL Medical Center for Children
         P/SL Mile High Medical Arts Building
         P/SL Women's and Children's Hospital
         RapidCare
         Rocky Mountain Blood and Marrow Transplant Program
         Rocky Mountain Children's Cancer Center
         Rocky Mountain Colon & Rectal Surgery
         Rocky Mountain Gastrointestinal Motility Clinic
         Rocky Mountain Healthcare Support Services
         Rocky Mountain KidsCare
         Rocky Mountain Neurology Center
         Rocky Mountain Pediatric Care
         Rose Family Medicine Center
         Rose Institute for Joint Replacement
         Rose Institute for Sports Medicine
         Rose Medical Center
         Rose Medical Center Cherry Creek Eye Center
         Rose Sleep Disorders Center
         Rose Sports Medicine

         Senior Health Access
         Sky Ridge Medical Center
         Spine Care Clinic
         Support Line
         Swedish Hospital
         Swedish Medical Center
         The Center for Ear, Nose and Throat-Head and Neck Surgery The Denver Spine Institute
         The Lactation Program
         The Medical Center of Aurora
         The Medical Center of Aurora Sleep Disorders Center
         The Parent Line
         The Rose Center for Study of Gastroesophageal Diseases The Senior Care Center at the Medical Center of Aurora Timberline Medical Center, Inc.
         United Care Center
         United SeniorCare
         United Services Medical Clinic
         Your health care partner
Health Care Indemnity, Inc.
HealthONE Clinic Services, LLC
         Broncos Sports Medicine
         Denver Broncos Sports Medicine
         HealthONE Clinic Services
         HealthONE Occupational Health Center
HealthONE of Denver, Inc.
Hospital-Based CRNA Services, Inc.
Lakewood Outpatient Surgical Center, Ltd.
Lakewood Surgicare, Inc.
Medical Imaging of Colorado, LLC
MOVCO, Inc.
New Rose Holding Company, Inc.
Outpatient Surgery Center of Lakewood, L.P.
         Lakewood Surgical Center
Rose Health Partners, LLC
Rose POB, Inc.
Southwest MedPro, Ltd.
Surgicare of Denver Mid-Town, Inc.
Surgicare of Southeast Denver, Inc.
Swedish Medpro, Inc.
Swedish MOB II, Inc.
Swedish MOB II, LLC
Swedish MOB III
Swedish MOB III, Inc.
Swedish MOB IV
Swedish MOB IV, Inc.
Swedish MOB, LLC


                                    DELAWARE

AC Med, LLC
Aligned Business Consortium Group, L.P.
Alternaco, LLC
American Medicorp Development Co.
         Doctors Hospital Surgery Center-Evans

Ami-Point GA, LLC
AOGN, LLC
Arkansas Medical Park, LLC
Atlanta Healthcare Management, L.P.
Atlanta Market GP, Inc.
Atlanta Orthopaedic Surgical Center, Inc.
Bayshore Partner, LLC
BNA Associates, Inc.
Brunswick Hospital, LLC
C/HCA Capital, Inc.
C/HCA, Inc.
Capital Medical Center Partner, LLC
Central Health Holding Company, Inc.
Central Health Services Hospice, Inc.
Central Virginia Surgery Centers, LLC
         Tuckahoe Surgery Center
Charlotte Ave. Realty, LLC
Chattanooga ASC, LLC
         Outpatient Surgery Center of Chattanooga
CHC Finance Co.
CHC Holdings, Inc.
CHC Payroll Agent, Inc.
CHCA Bayshore, L.P.
         Bayshore Medical Center
CHCA Clear Lake L.P.
         Clear Lake Heart Institute
         Clear Lake Regional Medical Center - Alvin Diagnostic and Urgent
             Care Center
         Clear Lake Regional Medical Center
CHCA Conroe, L.P.
         Conroe Regional Medical Center
CHCA East Houston, L.P.
         East Houston Regional Medical Center
CHCA Hospital LP, Inc.
CHCA Mainland, L.P.
         Mainland Medical Center
CHCA Palmyra Partner, Inc.
CHCA West Houston, L.P.
         West Houston Medical Center
         Sugar Land Medical Center
CHCA Woman's Hospital, L.P.
         Woman's Hospital of Texas
Clear Lake Partner, LLC
Clearwater GP, LLC
ClinicServ, LLC
CMS GP, LLC
Coastal Bend Hospital, Inc.
Coastal Healthcare Services, Inc.
Coliseum Health Group, LLC
Coliseum Medical Center, LLC
         Coliseum Medical Centers
         Coliseum Same Day Surgery Center
Coliseum Psychiatric Center, LLC
         Coliseum Psychiatric Center
Coliseum Surgery Center, L.L.C.
Columbia Behavioral Health, LLC
Columbia Homecare Group, Inc.

Columbia Hospital (Palm Beaches) Limited Partnership
         Columbia Hospital
Columbia Hospital Corporation of Fort Worth
Columbia Hospital Corporation of Houston
Columbia Hospital Corporation - Delaware
Columbia Management Companies, Inc.
Columbia Mesquite Health System, L.P.
Columbia Olympia Management, Inc.
Columbia Palm Beach GP, LLC
Columbia Palms West Hospital Limited Partnership
         Palms West Hospital
         Palms West Outpatient Rehabilitation & Aquatic Center
Columbia Rio Grande Healthcare, L.P.
         Rio Grande Regional Hospital
Columbia Valley Healthcare System, L.P.
         Valley Regional Medical Center
Columbia Westbank Healthcare, L.P.
Columbia/HCA Middle East Management Company
Columbia/JFK Medical Center Limited Partnership
         JFK Medical Center
Conroe Partner, LLC
CoralStone Management, Inc.
COSCORP, LLC
CPS TN Processor 1, Inc.
CRMC-M, LLC
Dallas/Ft. Worth Physicians, LLC
         Columbia Practice Management Services
Danforth Hospital, Inc.
Delaware Psychiatric Company, Inc.
Delta Division, Inc.
Doctors Hospital of Augusta, Inc.
         Doctors Hospital (Augusta)
Drake Development Company
Drake Development Company II
Drake Development Company III
Drake Development Company IV
Drake Development Company V
Drake Development Company VI
Drake Management Company
EarthStone HomeHealth Company
East Houston Partner, LLC
Edmond Regional Medical Center, LLC
         Edmond Medical Center
El Campo Hospital, L.P.
Electa Health Network, LLC
EMMC, LLC
EP Health, LLC
EP Holdco, LLC
EPIC Development, Inc.
EPIC Diagnostic Centers, Inc.
         First Care Medical Clinic
EPIC Healthcare Management Company
EPIC Surgery Centers, Inc.
Extendicare Properties, Inc.
Fairview Park GP, LLC
Fairview Partner, LLC

FHAL, LLC
Forest Park Surgery Pavilion, Inc.
Forest Park Surgery Pavilion, L.P.
Fort Bend Hospital, Inc.
Galen (Kansas) Merger, LLC
Galen BH, Inc.
Galen Finance, Inc.
Galen GOK, LLC
Galen Holdco, LLC
Galen Hospital Alaska, Inc.
         Alaska Regional Hospital
Galen International Capital, Inc.
Galen KY, LLC
Galen LA, LLC
Galen MCS, LLC
Galen MRMC, LLC
Galen NMC, LLC
Galen NSH, LLC
Galen SOM, LLC
Galen SSH, LLC
Galendeco, Inc.
GalTex, LLC
Garden Park Community Hospital Limited Partnership
         Coastal Imaging Center of Gulfport
General Healthserv, LLC
Georgia Health Holdings, Inc.
Georgia, L.P.
GHC - Galen Health Care, LLC
GKI Lawrence, LLC
Glendale Surgical, LLC
Good Samaritan Hospital, L.P.
         Good Samaritan Hospital
Good Samaritan Hospital, LLC
GPCH-GP, Inc.
         Garden Park Medical Center
Grand Strand Regional Medical Center, LLC
         Grand Strand Regional Medical Center
         South Strand Senior Health Center
H.H.U.K., Inc.
HCA Health Services of Midwest, Inc.
HCA Holdco, LLC
HCA Imaging Services of North Florida, Inc.
HCA Management Services, L.P.
HCA Property GP, LLC
HCA Psychiatric Company (DE)
HCA Squared, LLC
HCA Wesley Rehabilitation Hospital, Inc.
Health Services (Delaware), Inc.
Health Services Merger, Inc.
Healthcare Technology Assessment Corporation
Healthco, LLC
Healthnet of Kentucky, LLC
Healthserv Acquisition, LLC
Healthtrust MOB Tennessee, LLC
Healthtrust MOB, LLC
Healthtrust Purchasing Group, L.P.

Healthtrust, Inc.- The Hospital Company
Hearthstone Home Health, Inc.
Heloma Operations, LLC
Hendersonville ODC, LLC
HHNC, LLC
Hospital Corp., LLC
Hospital Development Properties, Inc.
         Edmond Regional Medical Building
Hospital of South Valley, LLC
Houston Healthcare Holdings, Inc.
HSS Holdco, LLC
HSS Systems VA, LLC
         Central Atlantic Supply Chain Services
HSS Systems, LLC
         Continental Supply Chain Services
         East Florida Supply Chain Services
         Far West Supply Chain Services
         Gulf Coast Supply Chain Services
         MidAmerica Supply Chain Operations
         North Texas Supply Chain Operations
         West Florida Supply Chain Services
HTI Hospital Holdings, Inc.
Indian Path, LLC
Integrated Regional Laboratories
JCSH, LLC
JCSHLP, LLC
JV Investor, LLC
Kansas Healthserv, LLC
Katy Medical Center, Inc.
Kendall Regional Medical Center, LLC
Lake City Health Centers, Inc.
Lakeland Medical Center, LLC
         Lakeland Medical Center
Lakeside Radiology, LLC
         Lakeside Radiology
Lakeview Medical Center, LLC
         Lakeview Regional Medical Center
Laredo Medco, LLC
Lawrence Amdeco, LLC
Lawrence Medical, LLC
Lewis-Gale Medical Center, LLC
         Lewis-Gale Medical Center
Louisiana Hospital Holdings, Inc.
Macon Healthcare, LLC
Macon Northside Health Group, LLC
         Coliseum Senior Health Center
         Middle Georgia Family Health Urgent Care Center West
Macon Northside Hospital, LLC
         Macon Northside Hospital
Mainland Partner, LLC
Management Services Holdings, Inc.
Management Services LP, LLC
Medical Arts Hospital of Texarkana, Inc.
Medical Care America, LLC
Medical Care Financial Services Corp.
Medical Care Real Estate Finance, Inc.

Medical Centers of Oklahoma, LLC
Medical Corporation of America
Medical Specialties, Inc.
Medistone Healthcare Ventures, Inc.
MediVision of Mecklenburg County, Inc.
MediVision of Tampa, Inc.
MediVision, Inc.
         The Eye Surgery Center of the Rio Grande Valley
Mid-Continent Health Services, Inc.
Middle Georgia Hospital, LLC
         Middle Georgia Hospital
Mobile Corps., Inc.
MRT&C, Inc.
Nashville Shared Services General Partnership
North Miami Beach Surgery Center Limited Partnership
         North Miami Beach Surgical Center
North Miami Beach Surgical Center, LLC
North Texas Medical Center, Inc.
Northwest Fla. Home Health Agency, Inc.
Notami, LLC
Notami Hospitals, LLC
Notami Louisiana Holdings, Inc.
Notco, LLC
NTGP, Inc.
NTMC Ambulatory Surgery Center, L.P.
         Westpark Surgery Center
NTMC Management Company
NTMC Venture, Inc.
OneSource Med Acquisition Company
Orlando Outpatient Surgical Center, Inc.
Palmyra Park GP, Inc.
Paragon SDS, Inc.
Paragon WSC, Inc.
Parkway Cardiac Center Management Company
Parkway Hospital, Inc.
Pinellas Medical, LLC
Pioneer Medical, LLC
Plantation General Hospital Limited Partnership
         Plantation General Hospital
PMM, Inc.
POH Holdings, LLC
Portsmouth Regional Ambulatory Surgical Center, LLC
Preferred Works WC, LLC
Primary Care Acquisition, Inc.
Primary Medical Management, Inc.
         Columbia Management Services Organization
RCH, LLC
Reston Hospital Center, LLC
         Reston Hospital Center
RHA MSO, LLC
Riverside Hospital, Inc.
         Northwest Regional Hospital
Round Rock Hospital, Inc.
Samaritan, LLC
San Jose, LLC
San Jose Healthcare System, L.P.

         Regional Home Health of San Jose
         Regional Medical Center of San Jose
         Regional Medical Center of San Jose Inpatient Pharmacy
         Regional Medical Management of Santa Clara County
         Regional Medical Satellite Radiology
         Regional Medical Senior Health Center
San Jose Hospital, L.P.
         San Jose Medical Center
San Jose Medical Center, LLC
SJMC, LLC
SMCH, LLC
South Dade GP, LLC
South Valley Hospital, L.P.
Southwestern Medical Center, LLC
         Southwestern Medical Center
Spalding Rehabilitation, L.L.C.
         Spalding Rehabilitation Hospital
Spring Branch GP, LLC
Spring Branch LP, LLC
Springview KY, LLC
SR Medical Center, LLC
Stones River Hospital, LLC
Suburban Medical Center at Hoffman Estates, Inc.
Summit General Partner, Inc.
Suncoast Physician Practice, LLC
Sun-Med, LLC
Sun Bay Medical Office Building, Inc.
Sunrise Hospital and Medical Center, LLC
         Sunrise Hospital and Medical Center
Surgicare of Plano, Inc.
Surgico, LLC
SVH, LLC
Swedish MOB Acquisition, Inc.
Terre Haute Hospital GP, Inc.
Terre Haute Hospital Holdings, Inc.
Terre Haute Regional Hospital, L.P.
         Terre Haute Regional Hospital
Trident Medical Center, LLC
         HealthFinders
         Trident Health Improvement Center
         Trident Health System
         Trident Regional Medical Center
Utah Medco, LLC
Value Health Management, Inc.
VHSC Plantation, LLC
VHSC Pompano Beach, LLC
Vicksburg Diagnostic Services, L.P.
Vicksburg Healthcare, LLC
Washington Holdco, LLC
Wesley Medical Center, LLC
         Wesley Medical Center
West Hills Surgical Center, Ltd.
West Houston, LLC
Westbury Hospital, Inc.
WHG Medical, LLC
Windsor Health Group Medical Building, LLC

WJHC, LLC
Woman's Hospital Partner, LLC
Women's Hospital Indianapolis GP, Inc.
Women's Hospital Indianapolis, L.P.
         Floresville Medical Clinic
         Southwest Fertility Institute
         Township Line Pharmacy
         Women's Hospital of Indianapolis
WPC Holdco, LLC

                                     FLORIDA

All About Staffing, Inc.
Ambulatory Laser Associates, GP
Ambulatory Surgery Center Group, Ltd.
         Ambulatory Surgery Center
Bay Hospital, Inc.
         Gulf Coast Medical Center
Belleair Surgery Center, Ltd.
         Belleair Surgery Center
Big Cypress Medical Center, Inc.
Bonita Bay Surgery Center, Inc.
Bonita Bay Surgery Center, Ltd.
         Surgery Center Bonita Bay
Brandon Surgi-Center Joint Venture
         Brandon Surgery Center
Broward Healthcare System, Inc.
Broward Physician Practices, Ltd.
Cape Coral Surgery Center, Inc.
Cape Coral Surgery Center, Ltd.
CCH-GP, Inc.
Cedarcare, Inc.
Cedars BTW Program, Inc.
Cedars Healthcare Group, Ltd.
         Cedars Medical Center
Central Florida Division Practice, Inc.
Central Florida Regional Hospital, Inc.
         Central Florida CORF - Deltona
         Central Florida Rehabilitation - Deltona
         Central Florida Regional Hospital
         Women's Wellness Center
Clearwater Community Hospital Limited Partnership
Coastal Cardiac Diagnostics, Ltd.
Collier County Home Health Agency, Inc.
Columbia Behavioral Health, Ltd.
Columbia Behavioral Healthcare of South Florida, Inc.
Columbia Cancer Research Network of Florida, Inc.
Columbia Central Florida Division, Inc.
Columbia Development of Florida, Inc.
Columbia Eye & Specialty Surgery Center, Ltd.
         Tampa Eye & Specialty Surgery Center
Columbia Florida Group, Inc.
Columbia Homecare - Central Florida, Inc.
Columbia Homecare - North Florida Division, Inc.
Columbia Hospital Corporation of Central Miami

Columbia Hospital Corporation of Kendall
Columbia Hospital Corporation of Miami
Columbia Hospital Corporation of Miami Beach
Columbia Hospital Corporation of North Miami Beach
Columbia Hospital Corporation of South Broward
         Westside Regional Medical Center
Columbia Hospital Corporation of South Dade
Columbia Hospital Corporation of South Florida
Columbia Hospital Corporation of South Miami
Columbia Hospital Corporation of Tamarac
Columbia Hospital Corporation - SMM
Columbia Jacksonville Healthcare System, Inc.
Columbia Lake Worth Surgical Center Limited Partnership
Columbia Midtown Joint Venture
Columbia North Central Florida Health System Limited Partnership Columbia North Florida Division, Inc.
Columbia North Florida Regional Medical Center Limited Partnership Columbia Ocala Regional Medical Center Physician Group, Inc.
         CORMC Physician Group
Columbia Palm Beach Healthcare System Limited Partnership
Columbia Park Healthcare System, Inc.
Columbia Park Medical Center, Inc.
Columbia Physician Services - Florida Group, Inc.
         HCA Physician Services
Columbia Resource Network, Inc.
Columbia South Florida Division, Inc.
Columbia Tampa Bay Division, Inc.
Columbia-Osceola Imaging Center, Inc.
Coral Springs Surgi-Center, Ltd.
         Surgery Center at Coral Springs
Countryside Surgery Center, Ltd.
         Countryside Surgery Center
Dade Physician Practices, Ltd.
Daytona Medical Center, Inc.
Diagnostic Breast Center, Inc.
         Diagnostic Breast Center
Doctors Osteopathic Medical Center, Inc.
         Gulf Coast Hospital
Doctors Same Day Surgery Center, Inc.
Doctors Same Day Surgery Center, Ltd.
         Doctors Same Day Surgery Center
Doctors' Special Surgery Center of Jacksonville, Ltd.
East Florida Division, Inc.
East Pointe Hospital, Inc.
Edward White Hospital, Inc.
         Edward White Hospital
Englewood Community Hospital, Inc.
         Englewood Community Hospital
Eyecare Providers of Florida, Inc.
Fawcett Memorial Hospital, Inc.
         Fawcett Memorial Hospital
         Spine & Arthritis Center at Fawcett Memorial Hospital
         The Memory Center
Florida Home Health Services - Private Care, Inc.

Florida Outpatient Surgery Center, Ltd.
         Florida Surgery Center
Florida Primary Physicians, Inc.
Fort Pierce Immediate Care Center, Inc.
         Fort Pierce Walk-In Medical Clinic
Fort Pierce Surgery Center, Ltd.
Fort Walton Beach Medical Center, Inc.
         Fort Walton Beach Medical Center
Galen Diagnostic Multicenter, Ltd.
Galen Hospital - Pembroke Pines, Inc.
Galen of Florida, Inc.
         St. Petersburg General Hospital
Galencare, Inc.
         Brandon Regional Hospital
         Community Cancer Center of Brandon Regional Hospital
         Northside Hospital
         Tampa Bay Vascular Institute
         West Central Florida - Shared Services
Greater Ft. Myers Physician Practices, Ltd.
Gulf Coast Health Technologies, Inc.
Gulf Coast Physicians, Inc.
Hamilton Memorial Hospital, Inc.
HCA Family Care Center, Inc.
HCA Health Services of Florida, Inc.
         Blake Medical Center
         Regional Medical Center Bayonet Point
         Treasure Coast Physician Services
         Oak Hill Hospital
         Saint Lucie Medical Center
HD&S Corp. Successor, Inc.
Hernando County Physician Organization, L.C.
Homecare North, Inc.
Hospital Corporation of Lake Worth
Imaging and Surgery Center of Florida, Inc.
Imaging Corp. of the Palm Beaches, Inc.
Jacksonville Physician Practices, Ltd.
Jacksonville Surgery Center, Ltd.
         Jacksonville Surgery Center
JFK Real Properties, Ltd.
Kendall Healthcare Group, Ltd.
         First Health Center
         Kendall Medical Center
         Kendall Outpatient Rehabilitation Facility
         The Atrium at Kendall Regional Medical Center
Kendall Therapy Center, Ltd.
         Kendall Therapy Center
Kissimmee Surgicare, Ltd.
         Kissimmee Surgery Center
Lake Worth MRI, Limited
Largo Medical Center, Inc.
         Largo Medical Center
Lawnwood Medical Center, Inc.
         Lawnwood Regional Medical Center
         Treasure Coast Heart Center
Lawnwood Regional Cancer Center Limited Partnership
Lehigh Physician Practice, Ltd.

M & M of Ocala, Inc.
Manatee Surgicare, Ltd.
         Gulf Coast Surgery Center
Marion Community Hospital, Inc.
         Ocala Regional Medical Center
Medical Center of Port St. Lucie, Inc.
Medical Center of Santa Rosa, Inc.
Medical Imaging Center of Ocala
Memorial Healthcare Group, Inc.
         Memorial Hospital Jacksonville
         Specialty Hospital Jacksonville
Memorial Surgicare, Ltd.
         Plaza Surgery Center
MHS Partnership Holdings JSC, Inc.
MHS Partnership Holdings SDS, Inc.
Miami Beach Healthcare Group, Ltd.
         Aventura Hospital and Medical Center
Mobile Women's Diagnostic Center, Ltd.
Naples Physician Practices, Ltd.
Network MS of Florida, Inc.
New Port Richey Hospital, Inc.
         Community Hospital of New Port Richey
New Port Richey Surgery Center, Ltd.
         New Port Richey Surgery Center
North Central Florida Health System, Inc.
North Central Florida Physician Practices, Ltd.
         Pediatric Associates of Gainesville
North Florida Division Practice, Inc.
North Florida GI Center, Ltd.
         North Florida Endoscopy Center
North Florida GI Center GP, Inc.
North Florida Immediate Care Center, Inc.
North Florida Infusion Corporation
North Florida Outpatient Imaging Center, Ltd.
North Florida Physician Services, Inc.
North Florida Practice Management, Inc.
North Florida Regional Imaging Center, Ltd.
North Florida Regional Investments, Inc.
North Florida Regional Medical Center, Inc.
         North Florida Regional Medical Center
North Florida Regional Medical Center - Gainsville PHO, L.C.
North Palm Beach County Surgery Center, Ltd.
         North County Surgicenter
North Tampa Physician Practices, Ltd.
Northwest Florida Healthcare Systems, Inc.
Northwest Medical Center, Inc.
         Bayview Senior Health Center
         Behavioral Health Systems of North Broward
         Northwest Medical Center
Notami Hospitals of Florida, Inc.
         Cypress Center for Behavioral Health
         Lake City Medical Center
Oak Hill Acquisition, Inc.
Oak Hill Physician Hospital Association, L.C.
Ocala Regional Outpatient Services, Inc.

Okaloosa Hospital, Inc.
         Twin Cities Hospital
Okeechobee Hospital, Inc.
         Raulerson Hospital
OneSource Health Network of South Florida, Inc.
Orange Park Medical Center, Inc.
         Orange Park Medical Center
Orlando Physician Practices, Ltd.
Orlando Surgicare, Ltd.
         Same Day Surgicenter of Orlando
Osceola Regional Hospital, Inc.
         Osceola Regional Medical Center
         The Heart Institute of Osceola Regional Medical Center
Outpatient Surgical Services, Ltd.
         Outpatient Surgical Services
Palm Beach Healthcare System, Inc.
Palm Beach Physician Practices, Ltd.
Palms West Pediatric Neurosurgery, Inc.
Panhandle Physician Practices, Ltd.
Paragon PHO of North Florida, Inc.
Park South Imaging Center, Ltd.
Park South Imaging Center, Ltd. II
PCMC Physician Group, Inc.
Pensacola Primary Care, Inc.
Pinellas Surgery Center, Ltd.
         Center for Special Surgery
Port St. Lucie Surgery Center, Ltd.
         St. Lucie Surgery Center
Premier Medical Management, Ltd.
Primary Care Medical Associates, Inc.
Putnam Community Hospital PHO, LLC
Putnam Hospital, Inc.
San Pablo Surgery Center, Ltd.
         San Pablo Surgery Center
Sarasota Doctors Hospital, Inc.
         Advanced Womens Care
         Doctors Hospital of Sarasota
         Paragon Associates in Internal Medicine
         Sarasota Rehabilitation Center
         Sarasota Vascular Lab
         The Center for Breast Care
South Bay Physician Clinics, Inc.
South Broward Medical Practice Partners, Ltd.
South Broward Practices, Inc.
South Dade Healthcare Group, Ltd.
South Florida Division Practice, Inc.
South Tampa Physician Practices, Ltd.
Southwest Florida Division Practice, Inc.
         Physician Services at Belmont Woods
Southwest Florida Health System, Inc.
         Consult-A-Nurse
         Healthcare Referral
Southwest Florida Regional Medical Center, Inc.
         Mature Adult Counseling Center
         Southwest Florida Regional Medical Center
         The Memory Center

Space Coast Surgical Center, Ltd.
         Merritt Island Surgery Center
St. Lucie County Radiation Oncology, Ltd.
Sun City Hospital, Inc.
         South Bay Hospital
         South Bay Rehab Center
         South Bay Transitional Care Unit
         Memory Loss Clinic
Surgical Park Center, Ltd.
         Radial Keratomy Institute of Surgical Park
         Surgical Park Center
         Surgiscopic Center at Surgical Park
Surgicare America - Winter Park, Inc,
Surgicare of Altamonte Springs, Inc.
Surgicare of Brandon, Inc.
Surgicare of Central Florida, Inc.
Surgicare of Central Florida, Ltd.
         Central Florida Surgicenter
Surgicare of Countryside, Inc.
Surgicare of Florida, Inc.
Surgicare of Ft. Pierce, Inc.
Surgicare of Kissimmee, Inc.
Surgicare of Manatee, Inc.
Surgicare of Merritt Island, Inc.
Surgicare of New Port Richey, Inc.
Surgicare of Orange Park, Inc.
Surgicare of Orange Park, Ltd.
         Orange Park Surgery Center
Surgicare of Orlando, Inc.
Surgicare of Pinellas, Inc.
Surgicare of Plantation, Inc.
Surgicare of Port St. Lucie, Inc.
Surgicare of St. Andrews, Inc.
Surgicare of St. Andrews, Ltd.
         Surgery Center at St. Andrews
Surgicare of Stuart, Inc.
Surgicare of Tallahassee, Inc.
Surgicare of West Palm Beach, Ltd.
Tallahassee Community Network, Inc.
Tallahassee Medical Center, Inc.
         Tallahassee Community Hospital
Tallahassee Orthopaedic Surgery Partners, Ltd.
         Tallahassee Outpatient Surgery Center
Tallahassee Physician Practices, Ltd.
Tampa Bay Division Practice, Inc.
Tampa Bay Health System, Inc.
Tampa Surgi-Centre, Inc.
TCH Physician Group, Inc.
The Tallahassee Diagnostic Imaging Center Partnership
Treasure Coast Physician Practices, Ltd.
University Hospital, Ltd.
         A Center for Women
         University Hospital & Medical Center
University Physicians Pavilion Association, Inc.
Volusia Healthcare Network, Inc.
West Florida Behavioral Health, Inc.

West Florida Division, Inc.
West Florida Regional Medical Center, Inc.
         Okaloosa Cancer Care Center
         West Florida Regional Medical Center
West Palm Beach Eye Surgery, Ltd.
Westside Surgery Center, Ltd.
         Parkside Surgery Center
Winter Park Healthcare Group, Ltd.


                                     GEORGIA

AOA Gulf Coast Partners, Ltd.
AOSC Sports Medicine, Inc.
         Northside Sports Medicine & Rehabilitation Ctr.
Atlanta Home Care, L.P.
Atlanta Outpatient Surgery Center, Inc.
Atlanta Orthopaedic Surgical Center, Inc.
Atlanta Surgery Center, Ltd.
         Atlanta Outpatient Peachtree Dunwoody Center
         Pediatric Outpatient Surgery Center of Atlanta
Augusta Physician Practice Company
         Augusta Primary Care
Buckhead Surgical Services, L.P.
Cartersville Physician Practice Network, Inc.
Central Health Services, Inc.
Central Home Health Care of Chattanooga, Inc.
Chatsworth Hospital Corporation
Church Street Doctors Buildings, Ltd.
Church Street Partners, G.P.
Coliseum Health Group, Inc.
Coliseum Park Hospital, Inc.
Coliseum Same Day Surgery Center, L.P.
Coliseum-Houston GP, LLC
Columbia Coliseum Same Day Surgery Center, Inc.
Columbia Physicians Services, Inc.
Columbia Polk General Hospital, Inc.
         Polk Medical Center
         Emergency Physicians of Polk Hospital
Columbia Redmond Occupational Health, Inc.
Columbia Surgicare of Augusta, Ltd.
Columbia-Georgia PT, Inc.
Columbus Cardiology, Inc.
Columbus Doctors Hospital, Inc.
         Doctors Hospital
Community Home Nursing Care, Inc.
Dekalb Home Health Services, Inc.
Diagnostic Services, G.P.
Doctors-I, Inc.
Doctors-II, Inc.
Doctors-III, Inc.
Doctors-IV, Inc.
Doctors-IX, Inc.
Doctors-V, Inc.
Doctors-VI, Inc.
Doctors-VII, Inc.

Doctors-VIII, Inc.
Doctors-X, Inc.
Dublin Community Hospital, Inc.
Dunwoody Physician Practice Network, Inc.
EHCA Cartersville, LLC
         Emory Cartersville Medical Center
EHCA Cartersville Occupational Medicine Center, LLC
         The Occupational Medicine Center at Emory Cartersville Medical Center EHCA Dunwoody, LLC
         Emory Dunwoody Medical Center
EHCA Eastside, LLC
         Emory Eastside Medical Center
EHCA Eastside Occupational Medicine Center, LLC
         The Occupational Medicine Center at Emory Eastside Medical Center EHCA Metropolitan, LLC
         Buckhead Ambulatory Surgery Center
EHCA Northlake, LLC
         Emory Northlake Regional Medical Center
EHCA Parkway, LLC
         Emory Parkway Medical Center
EHCA Peachtree, LLC
         Emory Peachtree Regional Hospital
EHCA Peachtree Occupational Medicine Center, LLC
         The Occupational Medicine Center at Emory Peachtree Regional Hospital EHCA West Paces, LLC
EHCA, LLC
Fairview Park, Limited Partnership
         Fairview Park Hospital
Fairview Physician Practice Company
Gainesville Cardiology, Inc.
Georgia Psychiatric Company, Inc.
Greater Gwinnett Physician Corporation
         Mountain East Family Medicine
Gwinnett Community Hospital, Inc.
HCA Health Services of Georgia, Inc.
         Hughston Sports Medicine Hospital
HCOL, Inc.
Health Care Management Corporation
LPOM, LLC
LPPN, Inc.
LPS, Inc.
Marietta Outpatient Medical Building, Inc.
Marietta Outpatient Surgery, Ltd.
         Marietta Surgical Center
Marietta Surgical Center, Inc.
Med Corp., Inc.
MedFirst, Inc.
Medical Center-West, Inc.
MOSC Sports Medicine, Inc.
         SportsSouth Sports Medicine & Rehabilitation
Newnan Hospitals, L.L.C.
North Cobb Physical Therapy, Inc.
         North Cobb Physical Therapy
Northlake Physician Practice Network, Inc.
Northlake Surgery Center, Inc.

Northlake Surgical Center, L.P.
         Northlake Surgical Center
Orthopaedic Specialty Associates, L.P.
Orthopaedic Sports Specialty Associates, Inc.
Palmyra Park Hospital, Inc.
         Palmyra Medical Centers
Palmyra Park, Limited Partnership
Parkway Physician Practice Company
         Premier Medical Group
         Northlake OB/GYN
         General Family Practice
         Merchant Internal Medicine
         Parkway Primary Care Physicians
         White Oak Family Practice
         Thornton Road Women's Center
Parkway Surgery Center, L.P.
Peachtree Corners Surgery Center, Ltd.
Peachtree Physician Practice Network, Inc.
Polk Physician Practice Network, Inc.
Redmond ER Services, Inc.
Redmond P.D.N., Inc.
Redmond Park Health Services, Inc.
Redmond Park Hospital, Inc.
         Redmond Regional Medical Center
         Emergency Physicians of CRRMS
         The Surgery Center of Rome
Redmond Physician Practice Company
         F. Lee O'Neal, Jr., M.D.
         Redmond Family Care Center at Shannon
         Redmond Family Care Center at Trion
         Redmond Family Care Center at West Rome
Redmond Physician Practice Company II
         Redmond Family Care Center at Armuchee
Redmond Physician Practice Company III
         Redmond NW Georgia Internal Medicine
Redmond Physician Practice Company IV
         Randolph P. Sumner, M.D. Family Practice
Redmond Physician Practice Company V
         Redmond Family Care Center at Lindale
Redmond Physician Practice Company VI
Rome Imaging Center Limited Partnership
SCNG, LLC
Southeast Division, Inc.
Surgery Center of Rome, Inc.
Surgicare of Augusta, Inc.
         Augusta Surgical Center
Surgicare of Buckhead, LLC
The Guild of Augusta Regional Medical Center, Inc.
The Rankin, a Georgia general partnership
Urology Center of North Georgia, LLC
West Paces Ferry Hospital, Inc.
West Paces Imaging Associates, L.P.
West Paces Services, Inc.

                                      IDAHO

Eastern Idaho Health Services, Inc.
         Eastern Idaho Regional Medical Center
West Valley Medical Center, Inc.
         West Valley Medical Center
         West Valley Therapy Connection


                                    ILLINOIS

Chicago Grant Hospital, Inc.
Columbia Chicago Division, Inc.
Columbia Chicago Homecare, Inc.
Columbia Chicago Northside Hospital, Inc.
Columbia LaGrange Hospital, Inc.
Columbia Surgicare - North Michigan Ave., L.P.
Galen Hospital Illinois, Inc.
Galen of Illinois, Inc.
Illinois Psychiatric Hospital Company, Inc.
Smith Laboratories, Inc.


                                     INDIANA

All About Staffing, Inc.
BAMI-COL, INC.
Basic American Medical, Inc.
Columbia PhysicianCare Outpatient Surgery Center, Ltd.
Jeffersonville MediVision, Inc.
Physician Practices of Terre Haute, Inc.
Surgicare of Indianapolis, Inc.
Terre Haute Regional Physician Hospital Organization, Inc.
Women's Management Services, Inc.
         Women's Care OB/GYN

                                      IOWA

HCA Health Services of Iowa, Inc.


                                     KANSAS

Columbia Mid-West Division, Inc.
Galichia Laboratories, Inc.
OB-GYN Diagnostics, Inc.
Surgicare of Wichita, Inc.
Surgicare of Wichita, Ltd.
         Surgicare of Wichita

                                    KENTUCKY

CHCK, Inc.
Columbia Behavioral Health Network, Inc.
Columbia Kentucky Division, Inc.
Columbia Medical Group - Frankfort, Inc.

Columbia Medical Group - Greenview, Inc.
Frankfort Hospital, Inc.
         Bluegrass Regional Primary Care Centre
         Frankfort Regional Medical Center
         Turning Point Psychiatric and Chemical Dependency Center
Galen International Holdings, Inc.
Galen of Kentucky, Inc.
GALENCO, Inc.
Greenview Hospital, Inc.
         Greenview Regional Hospital
Physicians Medical Management, L.L.C.
South Central Kentucky Corp.
Spring View Health Alliance, Inc.
Springview Hospital, Inc.
Subco of Kentucky, Inc.
Tri-County Community Hospital, Inc.


                                    LOUISIANA

Acadiana Care Center, Inc.
Acadiana Practice Management, Inc.
Acadiana Regional Pharmacy, Inc.
BRASS East Surgery Center Partnership in Commendam
Columbia Healthcare System of Louisiana, Inc.
         Louisiana Heart and Lung Institute
Columbia Lakeview Surgery Center, L.P.
Columbia West Bank Hospital, Inc.
Columbia/HCA Healthcare Corporation of Central Louisiana, Inc.
Columbia/HCA of Baton Rouge, Inc.
         Capital Area Provider Alliance
Columbia/HCA of New Orleans, Inc.
         Columbia Regional Healthcare Network
Columbia/Lakeview, Inc.
Dauterive Hospital Corporation
         Dauterive Hospital
Doctors Hospital of Opelousas Limited Partnership
Hamilton Medical Center, Inc.
         Medical Center of Southwest Louisiana
HCA Health Services of Louisiana, Inc.
         North Monroe Medical Center
HCA Highland Hospital, Inc.
Lafayette Surgery Center Limited Partnership
Lafayette Surgicare, Inc.
Lake Charles Surgery Center, Inc.
Lakeview Radiation Oncology, L.L.C.
Louisiana Psychiatric Company, Inc.
Medical Center of Baton Rouge, Inc.
         Lakeside Hospital
Notami (Opelousas), Inc.
Notami Hospitals of Louisiana, Inc.
Rapides Healthcare System, L.L.C.
         Avoyelles Hospital
         Eunice Rural Health Clinic
         Evangeline Community Home
         Fair Oaks of Evangeline

         Kinder Rural Health Clinic
         Oakdale Community Hospital
         Oakdale Rural Health Clinic
         Rapides Cancer Center
         Rapides Heart Center
         Rapides Home Health
         Rapides Industrial Medicine
         Rapides Regional Medical Center
         Rapides Women's and Children's
         Rapides Womens Hospital
         Savoy Care Center
         Savoy Elton Rural Health Clinic
         Savoy Family Hospice
         Savoy Homehealth
         Savoy Medical Center
         SMC New Horizons
         South Allen Doctors Clinic
         Winn Parish Medical Center
Surgicare Merger Company of Louisiana
Surgicare of Lakeview, Inc.
Surgicare Outpatient Center of Baton Rouge, Inc.
Surgicenter of East Jefferson, Inc.
University Healthcare System, L.C.
         DePaul/Tulane Behavioral Health Center of Tulane University Tulane University Hospital and Clinic
WGH, Inc.
Williamson Eye Center, In Commendam
Women's and Children's Hospital, Inc.
         Women's and Children's Hospital

                                  MASSACHUSETTS

Columbia Hospital Corporation of Massachusetts, Inc.
Orlando Outpatient Surgical Center, Ltd.


                                   MISSISSIPPI

Brookwood Medical Center of Gulfport, Inc.
Coastal Imaging Center of Gulfport, Inc.
Coastal Imaging Center, L.P.
Galen of Mississippi, Inc.
Garden Park Investments, L.P.
Garden Park Physician Services Corporation
GOSC, LP
         Gulfport Outpatient Surgical Center
GOSC-GP, Inc.
Gulf Coast Medical Ventures, Inc.
HTI Health Services, Inc.
Vicksburg Diagnostic Services, L.P.
VIP, Inc.

                                    MISSOURI

Columbia/HCA Kansas City Medical Management, Inc.
Galen Sale Corporation
HEI Missouri, Inc.
Metropolitan Providers Alliance, Inc.
Missouri Healthcare System, L.P.
National Association of Senior Friends
Notami Hospitals of Missouri, Inc.
Ozarks Medical Services, Inc.
Surgicare of Antioch Hills, Inc.


                                     NEVADA

BNA Holdings, Inc.
CHC Venture Co.
CIS Holdings, Inc.
Columbia Hospital Corporation of West Houston
Columbia Southwest Division, Inc.
Columbia-SDH Holdings, Inc.
Consolidated Las Vegas Medical Centers, a Nevada Limited Partnership Desert Physical Therapy, Inc.
Green Valley Surgery Center, L.P.
Health Service Partners, Inc.
Las Vegas Mammography Services, GP
Las Vegas Physical Therapy, Inc.
Las Vegas Surgical Center, Ltd.
Las Vegas Surgicare, Inc.
Las Vegas Surgicare, Ltd., a Nevada Limited Partnership
         Las Vegas Surgery Center
National Care Services Corp. of Nevada
         Sunrise Medical Tower III
         Sunrise Medical Tower IV
         Sunrise Professional Pharmacy
Nevada Psychiatric Company, Inc.
Rhodes Limited-Liability Company
Sahara Outpatient Surgery Center, Ltd., a Nevada Limited Partnership
         Sahara Surgery Center
Sunrise Clinical Research Institute, Inc.
Sunrise Flamingo Surgery Center, Limited Partnership
         Flamingo Surgery Center
Sunrise Mountainview Hospital, Inc.
         MountainView Hospital
Sunrise Outpatient Services, Inc.
Surgicare of Henderson, Inc.
Surgicare of Las Vegas, Inc.
Value Health Holdings, Inc.
VH Holdco, Inc.
VH Holdings, Inc.
Western Plains Capital, Inc.

                                  NEW HAMPSHIRE

HCA Health Services of New Hampshire, Inc.
         Londonderry Medical Park II
         Londonderry Physical Therapy Center
         Main Street Medical Park
         Parkland Center for Wound Management
         Parkland Medical Center
         Parkland Rehabilitation Services - Londonderry
         Parkland Rehabilitation Services - Salem
         Portsmouth Pavilion
         Portsmouth Regional Hospital
         Quick Care at Portsmouth Regional Hospital
         Salem Pediatrics
         Salem Surgery Center
         The Family Birthing Center at Parkland
         The Woman's Store @ Parkland Medical Center
         Windham Pediatrics
         Women's Progressive Healthcare
Med-Point of New Hampshire, Inc.


                                   NEW MEXICO

New Mexico Psychiatric Company, Inc.


                                 NORTH CAROLINA

CareOne Home Health Services, Inc.
Columbia Cape Fear Healthcare System, Limited Partnership
Columbia North Carolina Division, Inc.
Columbia-CFMH, Inc.
Cumberland Medical Center, Inc.
HCA - Raleigh Community Hospital, Inc.
Heritage Hospital, Inc.
Hospital Corporation of North Carolina
         Brunswick Community Hospital
HTI Health Services of North Carolina, Inc.
Mecklenburg Surgical Land Development, Ltd.
North Carolina Physician Network, Inc.
         Brunswick Women's Center
Old FDC Limited Partnership
Raleigh Community Medical Office Building Ltd.
Southeastern Eye Center, Inc.
Wake Psychiatric Hospital, Inc.


                                      OHIO

AHN Holdings, Inc.
Columbia Beachwood Surgery Center, Ltd.
Columbia Dayton Surgery Center, Ltd.
Columbia Ohio Division, Inc.
Columbia/HCA Healthcare Corporation of Northern Ohio

E.N.T. Services, Inc.
Lorain County Surgery Center, Ltd.
         The Surgery Center Lorain
Surgicare of Lorain County, Inc.
Surgicare of North Cincinnati, Inc.
Surgicare of Westlake, Inc.
The Surgery Center West, Ltd.
Westlake Surgicare, L.P.


                                    OKLAHOMA

Bethany PHO, Inc.
Columbia Doctors Hospital of Tulsa, Inc.
Columbia Oklahoma Division, Inc.
Columbia/Edge Mobile Medical, L.L.C.
Edmond Physician Hospital Organization, Inc.
Green Country Anesthesiology Group, Inc.
HCA Health Services of Oklahoma, Inc.
         Presbyterian Center for Healthy Living
         University Health Partners
         University of Oklahoma Medical Center
         OU Medical Center
Health Partners of Oklahoma, Inc.
Healthcare Oklahoma, Inc.
Integrated Management Services of Oklahoma, Inc.
Lake Region Health Alliance Corporation
Medical Imaging, Inc.
Millennium Healthcare of Oklahoma, Inc.
Oklahoma Outpatient Surgery Limited Partnership
         Oklahoma Surgicare
Oklahoma Surgicare, Inc.
Plains Healthcare System, Inc.
Presbyterian Office Building, Ltd.
Rogers County PHO, Inc.
Stephenson Laser Center, L.L.C.
Surgicare of Northwest Oklahoma, Limited Partnership
Surgicare of Oklahoma City-Midtown, L.P.
         Surgicare-Midtown
Surgicare of Tulsa, Inc.
SWMC, Inc.
Wagoner Medical Group, Inc.


                                  PENNSYLVANIA

Basic American Medical Equipment Company, Inc.
Surgicare of Philadelphia, Inc.


                                  RHODE ISLAND

Atwood Surgicare, Inc.
Columbia Rhode Island Healthcare, Inc.
Warwick Surgicare, Inc.

                                 SOUTH CAROLINA

C/HCA Development, Inc.
Carolina Regional Surgery Center, Inc.
Carolina Regional Surgery Center, Ltd.
         Carolina Regional Surgery Center
Chesterfield General Hospital, Inc.
Coastal Carolina Home Care, Inc.
Colleton Ambulatory Care, LLC
Columbia Carolinas Division, Inc.
Columbia-CSA/HS Greater Columbia Area Healthcare System, LP
Columbia/HCA Healthcare Corporation of South Carolina
Community Medical Centers, LLC
DMH Spartanburg, Inc.
Doctor's Memorial Hospital of Spartanburg, L.P.
Edisto Multispecialty Associates, Inc.
         Colleton Internal Medicine
         Colleton Pediatric Associates
         Edisto Ear, Nose and Throat
         Edisto Internal Medicine
         Walterboro Internal Medicine
Providence Eye Care, Inc.
Trident Ambulatory Surgery Center, L.P.
         Trident Ambulatory Surgery Center
Trident Eye Surgery Center, L.P.
Trident Medical Services, Inc.
         Lakeshore Family Medicine
Walterboro Community Hospital, Inc.
         Colleton Medical Center
         Colleton Regional Non-Emergent Clinic
         FitCare at Colleton Medical Center
         Edisto Pediatrics

                                   SWITZERLAND

CDRC Centre de Diagnostic Radiologique de Carouge SA
Clinique de Carouge CMCC SA
         Clinique de Carouge
Glemm SA
La Tour Healthcare Holding SARL
La Tour S.A.
         Hopital la Tour
Permanence de la Clinique de Carouge SA
Permanence La Tour S.A.
Physiotherapie S. Pidancet Sport Multitherapies La Tour SA



                                    TENNESSEE

America's Group, Inc.
Appalachian OB/GYN Associates, Inc.

Athens Community Hospital, Inc.
         Athens Regional Medical Center
Atrium Memorial Surgery Center Joint Venture
         Atrium Memorial Surgery Center
Atrium Memorial Surgical Center, Ltd.
Availis Health Products, Inc.
Centennial Surgery Center, L.P.
         Centennial Surgery Center
Central Tennessee Hospital Corporation
         Horizon Medical Center
Chattanooga Healthcare Network Partner, Inc.
Chattanooga Healthcare Network, L.P.
Columbia Eastern Group, Inc.
Columbia Health Management, Inc.
Columbia Healthcare Network of Tri-Cities, Inc.
Columbia Healthcare Network of West Tennessee, Inc.
Columbia Integrated Health Systems, Inc.
Columbia Medical Group - Athens, Inc.
         Athens Medical Group
Columbia Medical Group - Centennial, Inc.
         Ashland City Family Practice
         Brentwood Internal Medicine
         Centennial Family Practice
Columbia Medical Group - Daystar, Inc.
Columbia Medical Group - Dickson, Inc.
Columbia Medical Group - Eastridge, Inc.
Columbia Medical Group - Franklin Medical Clinic, Inc.
Columbia Medical Group - Hendersonville, Inc.
         Family Medical Center-Goodlettsville
         Family Medical Center-Portland
         Family Medical Center-White House
Columbia Medical Group - Nashville Memorial, Inc.
         Memorial Family Medicine
Columbia Medical Group - Parkridge, Inc.
         Anuj Chandra, M.D.
         East Brainerd Medical Center
         East Ridge Hospitalists
         Med-South Urgent Care Center
         Occupational Health Services
         Signal Mountain Medical Center
Columbia Medical Group - River Park, Inc.
         Medical Group of  McMinnville
         River Park Clinic
Columbia Medical Group - South Pittsburg, Inc.
         Grandview Psychiatry
Columbia Medical Group - Southern Hills, Inc.
         Family Practice Associates of Southern Hills
         Internal Medicine Associates of Southern Hills
Columbia Medical Group - Southern Medical Group, Inc.
Columbia Medical Group - Summit, Inc.
Columbia Medical Group - The Frist Clinic, Inc.
         The Frist Clinic
Columbia Mid-Atlantic Division, Inc.
Columbia Nashville Division, Inc.
Columbia Northeast Division, Inc.
Columbia Volunteer Division, Inc.

Cool Springs Surgery Center, LLC
Cumberland Division, Inc.
Eastern Idaho Regional, LLC
Eastern Tennessee Medical Services, Inc.
Florida Primary Physicians, L.P.
HCA - Information Technology & Services, Inc.
HCA Development Company, Inc.
HCA Health Services of Tennessee, Inc.
         Centennial Medical Center
         Centennial Medical Center at Ashland City
         Centennial Medical Center/Parthenon Pavilion
         Sarah Cannon Cancer Center
         Southern Hills Medical Center
         Southern Hills Medical Center at Smyrna
         StoneCrest Medical Center
         Summit Medical Center
         Sycamore Valley Medical Group
         Women's Hospital at Centennial Medical Center
HCA Home and Clinical Services, Inc.
HCA Medical Services, Inc.
HCA Physician Services, Inc.
HCA Psychiatric Company
HCA Realty, Inc.
Healthcare Management Research and Development, Inc.
Healthtrust, Inc.-The Hospital Company
Hendersonville Hospital Corporation
         Hendersonville Medical Center
Hometrust Management Services, Inc.
         TriStar Homecare Network
Hospital Corporation of Tennessee
Hospital Realty Corporation
HTI Memorial Hospital Corporation
         Skyline Medical Center
HTI Tri-Cities Rehabilitation, Inc.
Indian Path Hospital, Inc.
Judy's Foods, Inc.
Medical Center Surgery Associates, L.P.
Medical Plaza Ambulatory Surgery Center Associates, L.P.
         Plaza Day Surgery
Medical Plaza MRI, L.P.
Medical Resource Group, Inc.
MidAmerica Division, Inc.
Middle Tennessee Medical Services Corporation
         Masterpiece Healthcare Services
         TriMed Healthcare Services
Nashville Psychiatric Company, Inc.
Network Management Services, Inc.
North Florida Regional Freestanding Surgery Center, L.P.
Northwest Hospital Cardiac Diagnostics, L.P.
OneSourceMed, Inc.
Parkridge Health System, Inc.
         East Ridge Hospital
         Parkridge Medical Center
         Valley Hospital
Parkridge Hospitalists, Inc.
Parkridge Professionals, Inc.

Parkside Surgery Center, Inc.
Parthenon Financial Services, Inc.
Plano Ambulatory Surgery Associates, L.P.
         Surgery Center of Plano
Quantum Innovations, Inc.
Rio Grande Surgery Center Associates, L.P.
         Rio Grande Surgery Center
River Park Hospital, Inc.
         River Park Hospital
Rivergate Surgery Center, Limited Partnership
SP Acquisition Corp.
         Grandview Medical Center
St. Mark's Ambulatory Surgery Associates, L.P.
         St. Mark's Outpatient Surgery Center
Sullins Surgical Center, Inc.
Summit Surgery Center, L.P.
         Summit Ambulatory Surgery Center
Surgicare of Madison, Inc.
Surgicare Outpatient Center of Jackson, Inc.
Sycamore Shoals Hospital, Inc.
Tennessee Healthcare Management, Inc.
         Company Care
         HCA Physician Services - THMI
Trident Ambulatory Surgery Center, L.P.
Troop and Jacobs, Inc.


                                      TEXAS

All About Staffing of Texas, Inc.
Ambulatory Endoscopy Clinic of Dallas, Ltd.
         Ambulatory Endoscopy Clinic of Dallas
Arlington Diagnostic South, Inc.
Austin Medical Center, Inc.
         Austin Diagnostic Clinic
Bailey Square Ambulatory Surgical Center, Ltd.
         Bailey Square Surgery Center
Bailey Square Outpatient Surgical Center, Inc.
Barrow Medical Center CT Services, Ltd.
Bay Area Healthcare Group, Ltd.
         Breast Center of South Texas
         Corpus Christi Medical Center
Bay Area Surgical Center Investors, Ltd.
Bay Area Surgicare Center, Inc.
Bayshore Surgery Center,  Ltd.
         Bayshore Surgery Center
Beaumont Healthcare System, Inc.
Bedford-Northeast Community Hospital, Inc.
Bellaire Imaging, Inc.
Brownsville-Valley Regional Medical Center, Inc.
Central San Antonio Surgery Center, Ltd.
         Methodist Ambulatory Surgery Center Central San Antonio
         Surgicare of Central San Antonio
Central San Antonio Surgical Center Investors, Ltd.
CHC Management, Ltd.
CHC Payroll Company

CHC Realty Company
CHC-El Paso Corp.
CHC-Miami Corp.
Clear Lake Regional Medical Center, Inc.
Clear Lake Surgicare, Ltd.
         Bay Area Surgicare Center
Coastal Bend Hospital CT Services, Ltd.
COL-NAMC Holdings, Inc.
Columbia Ambulatory Surgery Division, Inc.
Columbia Bay Area Realty, Ltd.
Columbia Call Center, Inc.
Columbia Central Group, Inc.
Columbia Central Texas Division, Inc.
Columbia Central Verification Services, Inc.
Columbia Champions Treatment Center, Inc.
Columbia GP of Mesquite, Inc.
Columbia Greater Houston Division Healthcare Network, Inc.
Columbia Hospital at Medical City Dallas Subsidiary, L.P.
         Medical City Dallas Hospital
         North Texas Hospital For Children at Medical City Dallas
Columbia Hospital Corporation at the Medical Center
Columbia Hospital Corporation of Arlington
Columbia Hospital Corporation of Bay Area
Columbia Hospital Corporation of Corpus Christi
Columbia Hospital Securities Corporation
Columbia Hospital - Arlington (WC), Ltd.
Columbia Hospital - El Paso, Ltd.
Columbia Lone Star/Arkansas Division, Inc.
Columbia Medical Arts Hospital Subsidiary, L.P.
Columbia Medical Center at Lancaster Subsidiary, L.P.
Columbia Medical Center Dallas Southwest Subsidiary, LP
Columbia Medical Center of Arlington Subsidiary, LP
         Medical Center of Arlington
Columbia Medical Center of Denton Subsidiary, LP
         Denton Regional Medical Center
         Denton Regional Medical Center - Little Elm
         Denton Regional Medical Center - Pilot Point
         Denton Regional Medical Center - Valley View
         Professional Health Care Services
Columbia Medical Center of Las Colinas, Inc.
         Las Colinas Medical Center
Columbia Medical Center of Lewisville Subsidiary, LP
         Medical Center of Lewisville
Columbia Medical Center of McKinney Subsidiary, LP
         North Central Medical Center
Columbia Medical Center of Plano Subsidiary, LP
         Medical Center of Plano
Columbia North Hills Hospital Subsidiary, LP
         North Hills Hospital
Columbia North Texas Healthcare System, L.P.
Columbia North Texas Subsidiary GP, LLC
Columbia North Texas Surgery Center Subsidiary, L.P.
Columbia Northwest Medical Center, Inc.
Columbia Northwest Medical Center Partners, Ltd.
Columbia Patient Account Services, Inc.

Columbia Plaza Medical Center of Fort Worth Subsidiary, LP
         Plaza Medical Center of Fort Worth
         Plaza Medical Center - East
         The Joint Center Plaza Medical Center of Fort Worth Columbia Psychiatric Management Co.
Columbia South Texas Division, Inc.
Columbia Specialty Hospital of Dallas Subsidiary, LP Columbia Specialty Hospitals, Inc.
Columbia Surgery Group, Inc.
Columbia-Quantum, Inc.
Columbia/Green Oaks Behavioral Healthcare System, L.P. Columbia/HCA Healthcare Corporation of Central Texas Columbia/HCA Heartcare of Corpus Christi, Inc.
Columbia/HCA International Group, Inc.
Columbia/HCA of Houston, Inc.
Columbia/HCA of North Texas, Inc.
Columbia/HCA Western Group, Inc.
Columbia/Pasadena Healthcare System, L.P.
Columbia/St. David's Healthcare System, L.P.
         Columbia Central Texas Imaging Center
         Round Rock Medical Center
         South Austin Hospital
         St. David's Healthcare Partnership
         St. David's Medical Center
         St. David's Pavilion
         St. David's Occupational Health Services
         St. David's Rehabilitation Center
         The Pavilion at St. David's
Conroe Hospital Corporation
Corpus Christi Healthcare Group, Ltd.
Corpus Christi Surgery, Ltd.
         Surgicare of Corpus Christi
Doctors Hospital (Conroe), Inc.
E.P. Physical Therapy Centers, Inc.
El Paso Healthcare System, Ltd.
         Del Sol Diagnostic Center
         Del Sol LifeCare Center
         Del Sol Medical Center
         Del Sol Rehabilitation Hospital
         Del Sol Sports Medicine
         El Paso Infusion Therapy
         Las Palmas Diagnostic Center
         Las Palmas Medical Center
         Las Palmas Regional Oncology Center
         Las Palmas & Del Sol Regional Healthcare System Nurses Unlimited of Van Horn
         Wound Management Center of Las Palmas
El Paso Nurses Unlimited, Inc.
El Paso Physical Therapy Centers, Ltd.
         Las Palmas Physical Therapy Center
El Paso Surgery Centers, L.P.
         East El Paso Surgery Center
         Surgical Center of El Paso
El Paso Surgicenter, Inc.
Endoscopy Clinic of Dallas, Inc.
EPIC Properties, Inc.

EPSC, L.P.
Flower Mound Surgery Center, Ltd.
Fort Worth Investments, Inc.
Frisco Warren Parkway 91, Inc.
Galen Hospital of Baytown, Inc.
Gramercy Surgery Center, Ltd.
         Gramercy Outpatient Surgery Center
Greater Houston Preferred Provider Option, Inc.
         Greater Houston PPO
Green Oaks Hospital Subsidiary, L.P.
         Green Oaks Hospital
Gulf Coast Division, Inc.
         GHD Creative Services
Gulf Coast Physician Administrators, Inc.
Gulf Coast Provider Network, Inc.
HCA Health Services of Texas, Inc.
         HCA Alliance Airport Clinic
         McAllen Regional Imaging Center
         Med Alliance
HCA Plano Imaging, Inc.
Heart Center of Fort Worth, Ltd.
Heartcare of Texas, Ltd.
HEI Sealy, Inc.
Houston Northwest Surgical Partners, Inc.
HPG Energy, L.P.
HPG GP, LLC
HTI Gulf Coast, Inc.
Kingwood Surgery Center, Ltd.
KPH-Consolidation, Inc.
         Kingwood Medical Center
Las Colinas Surgery Center, Ltd.
         Las Colinas Surgery Center
Longview Regional Physician Hospital Organization, Inc.
Medical City Dallas Hospital, Inc.
         Medical City Dallas Ambulatory Surgery Center
MediPurchase, Inc.
Med Plus of El Paso, Inc.
Med-Center Hosp./Houston, Inc.
Medical Care Surgery Center, Inc.
Methodist Healthcare System of San Antonio, Ltd.
         Alamo Heights Imaging Center
         Central Methodist Imaging
         Central Methodist Imaging Center
         Central San Antonio Imaging Center
         Clear Springs Medical Clinic
         Family Partners
         Floresville Medical Clinic
         McQueeney Medical Clinic
         Methodist Homecare Health Alternatives
         Metropolitan Hospital
         Metropolitan Methodist Hospital
         Metropolitan Professional Building
         Methodist Children's Hospital of South Texas
         Methodist Healthcare
         Methodist Homecare
         Methodist Homecare Health Alternatives


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

         Methodist Homecare Metropolitan
         Methodist Homecare Northwest
         Methodist Imaging Center of Alamo Heights
         Methodist Plaza
         Methodist Specialty & Transplant Hospital
         Methodist Specialty Clinic
         Methodist Transplant Institute
         Northeast Methodist Hospital
         Northeast Methodist Imaging
         Northeast Methodist Imaging Center
         Northeast Methodist Pavilion
         Northeast Methodist Plaza
         Oak Hills Medical Building
         Physicians' Plaza I
         San Antonio Community Hospital
         San Antonio Regional Hospital
         South Texas Medical Office Building
         Southwest Texas Methodist Hospital
         Texas Neurosciences Institute Medical Office Building
         The Woman's Place
         TNI Building
         Village Oaks Medical Center
         Women's & Children's Hospital
Metroplex Surgicenters, Inc.
MGH Medical, Inc.
         Metropolitan Transitional Care Unit
MHS Surgery Centers, L.P.
Mid-Cities Surgi-Center, Inc.
Navarro Memorial Hospital, Inc.
         Kerens Clinic
         Cedar Creek Medical Associates
North Hills Surgicare, LP
         Texas Pediatric Surgery Center
North Texas Division, Inc.
North Texas General, L.P.
North Texas Technologies, Ltd.
Northeast Methodist Surgicare, Ltd.
         Methodist Ambulatory Surgery Center - Northeast
Northeast PHO, Inc.
Oakwood Surgery Center, Ltd.
Orthopedic Hospital, Ltd.
Park Central Surgical Center, Ltd.
         Park Central Surgical Center
Parkway Cardiac Center, Ltd.
Parkway Surgery Services, Ltd.
Pasadena Bayshore Hospital, Inc.
Pediatric Surgicare, Inc.
Qualitycare Network of Greater Houston, Inc.
Quantum/Bellaire Imaging, Ltd.
Rim Building Partners, L.P.
Rio Grande NP, Inc.
Rio Grande Regional Hospital, Inc.
Rio Grande Regional Investments, Inc.
Rosewood Medical Center, Inc.
Rosewood Professional Office Building, Ltd.
S.A. Medical Center, Inc.


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

San Antonio Regional Hospital, Inc.
South Austin Surgery Center, Ltd.
         Surgicare of South Austin
South Texas Ambulatory Surgery Hospital, Ltd.
         Methodist Ambulatory Surgical Hospital - Northwest
South Texas Surgicare, Inc.
Southwest Houston Surgicare, Inc.
Spring Branch Medical Center, Inc.
         Spring Branch Medical Center
Sugar Land Surgery Center, Ltd.
Sun Towers/Vista Hills Holding Co.
Sunbelt Regional Medical Center, Inc.
Surgical Center of Irving, Inc.
Surgical Facility of West Houston, L.P.
Surgicare of Central San Antonio, Inc.
Surgicare of Flower Mound, Inc.
Surgicare of Fort Worth  Co-GP, LLC
Surgicare of Fort Worth, Inc.
Surgicare of Gramercy, Inc.
Surgicare of Kingwood, Inc.
Surgicare of McKinney, Inc.
Surgicare of North San Antonio, Inc.
Surgicare of Northeast San Antonio, Inc.
Surgicare of Pasadena, Inc.
Surgicare of Round Rock, Inc.
Surgicare of South Austin, Inc.
Surgicare of Sugar Land, Inc.
Surgicare of Travis Center, Inc.
         Travis Centre Outpatient Surgery
Texas Medical Technologies, Inc.
Texas Psychiatric Company, Inc.
The Family Birth Center, Ltd.
The Surgical Hospital of Amarillo, Ltd.
The West Texas Division of Columbia, Inc.
Travis Surgery Center, L.P.
Village Oaks Medical Center, Inc.
W & C Hospital, Inc.
West Houston ASC, Inc.
West Houston Healthcare Group, Ltd.
West Houston Outpatient Medical Facility, Inc.
West Houston Surgicare, Inc.
West Park Surgery Center, L.P.
WHMC, Inc.
Willow Creek Hospital, Ltd.
Woman's Hospital of Texas, Incorporated


                                      UTAH

Brigham City Community Hospital, Inc.
         Brigham City Community Hospital
Brigham City Health Plan, Inc.
Columbia Mountain Division, Inc.
Columbia Ogden Medical Center, Inc.
         MountainStar Healthcare
         Ogden Regional Medical Center

Columbia Utah Division, Inc.
General Hospitals of Galen, Inc.
Healthtrust Utah Management Services, Inc.
Hospital Corporation of Utah
         Lakeview Hospital
HTI Physician Services of Utah, Inc.
Mountain View Hospital, Inc.
         Mountain View Professional Plaza
         Mountain View Hospital
Mountain View Medical Office Building, Ltd.
Northern Utah Healthcare Corporation
         St. Mark's Hospital
Ogden Regional Health Plan, Inc.
Salt Lake City Surgicare, Inc.
St. Mark's Investments, Inc.
St. Mark's Physicians, Inc.
The Wasatch Endoscopy Center, Ltd.
Timpanogos Regional Medical Services, Inc.
         Timpanogos Regional Hospital
West Jordan Hospital Corporation

                                 UNITED KINGDOM

Columbia U.K. Finance Limited
HCA Finance, LP
HCA International Holdings Limited
HCA International Limited
         Princess Grace Hospital
         The Harley Street Clinic
         The Portland Hospital for Women and Children
         The Wellington Hospital
HCA Staffing Limited
HCA UK Holdings Limited
HCA UK Investments Limited
HCA UK Limited
La Tour Finance Limited Partnership
London Radiography & Radiotherapy Services Limited
St. Martins Healthcare Limited
         Lister Hospital
         London Bridge Hospital
St. Martins Ltd.
The Harley Street Cancer Clinic Limited


                                    VIRGINIA

Alleghany Primary Care, Inc.
Ambulatory Services Management Corp. of Chesterfield County, Inc.
Behavioral Health of Virginia Corporation
Chicago Medical School Hospital, Inc.
Chippenham & Johnston-Willis Hospitals, Inc.
         CJW Medical Center
         Hawthorne Hospice
Columbia Arlington Healthcare System, L.L.C.
Columbia Central Atlantic Division, Inc.

Columbia Healthcare of Central Virginia, Inc.
         Central Virginia Physician Practices
         Primary Care of Central Virginia
         Richmond Specialty Group
         South Richmond Family Physicians
Columbia Medical Group - Southwest Virginia, Inc.
         Children's Choice of the New River Valley
         Clinch Valley Family Practice
         Heart Specialists of Southwest Virginia
         New River Valley Primary Care
         Primary Care Center of Blacksburg
         Primary Care Center of Christiansburg
         Primary Care of Southwest Virginia
         Pulaski Orthopedics
Columbia Pentagon City Hospital, L.L.C.
Columbia Physicians Services, Inc.
Columbia Primary Care Associates, Ltd.
Columbia Richmond Division, Inc.
Columbia/Alleghany Regional Hospital, Incorporated
         Alleghany Healthcare Services
         Alleghany Regional Hospital
Columbia/HCA John Randolph, Inc.
         John Randolph Medical Center
         John Randolph Medical Center River Bend
Columbia/HCA Retreat Hospital, Inc.
         The Retreat Hospital
Fairfax Surgical Center, L.P.
         Fairfax Surgical Center
Galen of Virginia
Galen Virginia Hospital Corporation
Galen-Med, Inc.
         Clinch Valley Medical Center
Generations Family Practice, Inc.
Hanover Outpatient Surgery Center, L.P.
HCA Health Services of Virginia, Inc.
         Henrico Doctors' Hospital-Forest
         Henrico Doctors' Hospital-Parham
         Reston Town Center Pediatrics
HSS Virginia, L.P.
Insight Clinic Services, LC
Lewis-Gale Hospital, Incorporated
Management Services of the Virginias, Inc.
Montgomery Regional Hospital, Inc.
         Blue Ridge Health Clinic
         Montgomery Regional Hospital
MOS Temps, Inc.
New River Healthcare Plan, Inc.
NOCO, Inc.
Northern Virginia Hospital Corporation
Preferred Care of Richmond, Inc.
Preferred Hospitals, Inc.
Primary Health Group, Inc.
Pulaski Community Hospital, Inc.
         Pulaski Community Hospital
Surgicare of Fairfax, Inc.
Surgicare of Hanover, Inc.

Surgicare of Tuckahoe, Inc.
Tuckahoe Surgery Center, L.P.
Virginia Hematology & Oncology Associates, Inc.
Virginia Psychiatric Company, Inc.
         Dominion Hospital

                                   WASHINGTON

ACH, Inc.
Capital Network Services, Inc.
         Capital Network Billing
Columbia Capital Medical Center Limited Partnership
         Capital Medical Center

                                  WEST VIRGINIA

Charleston Hospital, Inc.
         Elkview Clinic
         Saint Francis Healthscope
         Saint Francis Hospital
         Saint Francis Professional Building
         Saint Francis Health Clinic
         South Hills Primary Care
Columbia Parkersburg Healthcare System, Inc.
Columbia/HCA WVMS Member, Inc.
Columbia-S.J. Ventures Properties, Limited Partnership
         Parkersburg Billing and Collectors
         Saint Joseph's-Parkersburg Billing and Collectors
Columbia-St. Joseph's Healthcare System, Limited Partnership
         St. Joseph's Hospital
Galen of West Virginia, Inc.
HCA Health Services of West Virginia, Inc.
Hospital Corporation of America
Parkersburg S.J. Holdings, Inc.
Raleigh General Hospital
         Raleigh General Hospital
         Raleigh Orthopaedics
St. Luke's Princeton, LLC
Teays Valley Health Services Corp.
         Putnam General Hospital
Tri Cities Health Services Corp.
West Virginia Management Services Organization, Inc.
         Physicians Care of The Virginias
Zone, Incorporated




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